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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (date of earliest event reported): November 16, 2009

Commission File Number: 333-150029

BERGIO INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	n/a
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12 Daniel Road
East Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

(973) 227-3230
(Registrant’s telephone number, including area code)

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Former name or former address, if changed since last report:
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 16, 2009 Bergio International, Inc. (the “Company”) entered into a Securities Purchase Agreement with Tangiers Investors, LP (“Tangiers”). Pursuant to the Securities Purchase Agreement the Company may, at its discretion, periodically sell to Tangiers shares of its common stock for a total purchase price of up to $25,000,000. For each share of common stock purchased under the Securities Purchase Agreement, Tangiers will pay  the Company 88% of the lowest volume weighted average price of the Company's common stock as quoted by Bloomberg, LP on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the five days immediately following the notice date. The price paid by Tangiers for the Company's stock shall be determined as of the date of each individual request for an advance under the Securities Purchase Agreement. Tangiers’ obligation to purchase shares of the Company's common stock under the Securities Purchase Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of the Company's common stock sold under the Securities Purchase Agreement and is limited to $250,000 per ten consecutive trading days after the advance notice is provided to Tangiers. The Securities Purchase Agreement shall terminate and Tangiers shall have no further obligation to make advances under the Securities Purchase Agreement at the earlier of the passing of 24 months after the date that the Securities and Exchange Commission declares the Company’s registration statement effective or the Company receives advances from Tangiers equal to the $25,000,000. Pursuant to the Securities Purchase Agreement, Tangiers will receive a one-time commitment fee equal to $500,000 of the Company's common stock divided by the lowest volume weighted average price of the Company's common stock during the 10 business days immediately following the date of the Securities Purchase Agreement, as quoted by Bloomberg, LP.

Item 3.02. Unregistered Sales of Equity Securities.

Please see Item 1.01 above.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1       Press Release issued by Bergio International, Inc.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERGIO INTERNATIONAL, INC.

Date:  January 13, 2010                                                                      By:    /s/Bergio Abajian
     Berge Abajian, Chief Executive Officer